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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------


       Date of Report (Date of earliest event reported): October 17, 2001

                           WOODWORKERS WAREHOUSE, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                                               04-3579658
--------------------------                           ---------------------------
(State or other jurisdiction                               (I.R.S. Employer
 of incorporation)                                       Identification Number)


                                   000-33289
                           --------------------------
                            (Commission File Number)


                126 Oxford Street Lynn, Massachusetts 01901-1132
             ------------------------------------------------------
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (781) 853-0900

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Item 3. Bankruptcy or Receivership.

Confirmation of First Amended Joint Reorganization Plan.

         On August 11, 2000, Trend-Lines, Inc. ("Trend-Lines") filed a voluntary petition in the United States Bankruptcy Court for the District of Massachusetts under Chapter 11 of the Bankruptcy Code. On October 17, 2001, the United States Bankruptcy Court for the District of Massachusetts (the "Court") entered an order (the "Order") confirming the First Amended Joint Reorganization Plan of Trend-Lines, Inc. and the Official Committee of Unsecured Creditors, dated as of September 7, 2001, as modified by the Joint Motion to Approve Nonmaterial Modification to First Amended Joint Reorganization Plan of Trend-Lines, Inc. and the Official Committee of Unsecured Creditors (the "Plan"). Pursuant to the Plan, on October 29, 2001, Trend-Lines merged with and into its wholly-owned subsidiary Woodworkers Warehouse, Inc. ("Woodworkers Warehouse") and Woodworkers Warehouse became the surviving corporation.

         The following is a summary of the material features of the Plan.

         Under the First Amended Joint Reorganization Plan of Trend-Lines, Inc. and the Official Committee of Unsecured Creditors (the "Plan"), the substantively consolidated debtor and debtor-in-possession (the "debtor" or "Trend-Lines") and the Official Committee of Unsecured Creditors (the "committee") propose that Trend-Lines continue operating its newly streamlined company, reorganized around its retail store operation doing business under the name "Woodworkers Warehouse."

         As provided in the Plan, prior to the Effective Date, Trend-Lines organized and formed a wholly-owned subsidiary in Delaware under the name of Woodworkers Warehouse, Inc. On the Effective Date the Old Equity Securities of Trend-Lines were automatically cancelled and Trend-Lines amended its Articles of Organization by filing Articles of Amendment with the Secretary of the Commonwealth of Massachusetts to create a class of 7,500,000 shares of common stock, par value $.01 per share. Trend-Lines then merged with and into Woodworker's Warehouse and Woodworkers Warehouse became the surviving corporation. The surviving entity has all of the obligations of the Reorganized Trend-Lines as provided in the Plan after the Effective Date. The Certificate of Incorporation and Bylaws of Woodworkers Warehouse are incorporated herein by reference.

                                  Defined Terms

"Administrative Claim" means a Claim(1) for payment of an administrative expense of a kind specified in Section 503(b), 507(b), or 1114(e)(2) of the Bankruptcy Code and entitled to priority pursuant to Section 507(a)(1) of the Bankruptcy Code, including, but not limited to, (i) the actual necessary costs and expenses, incurred after the Petition Date, of preserving the Estate and operating the businesses of the Debtor, including wages, salaries, or commissions for services

-------------------------
       1 Any term not defined herein shall have the meaning ascribed to it in the Plan.

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rendered after the commencement of the Chapter 11 Cases, (ii) Professional Fee
Claims, (iii) all fees and charges assessed against the Estate under Chapter 11 of title 28, United States Code, and (iv) all Allowed Claims that are entitled to be treated as Administrative Claims pursuant to a Final Order of the Court under Section 546(c)(2)(A) of the Bankruptcy Code.

"Allowed" means, when used in reference to a Claim or Equity Interest within a particular Class, an Allowed Claim or Allowed Equity Interest of the type described in such Class.

"Allowed Claim" means a Claim or any portion thereof (i) as to which no objection to allowance or request for estimation has been interposed on or before the date provided for herein or the expiration of such other applicable period of limitation as may be fixed by the Bankruptcy Code, Bankruptcy Rules, or the Court, (ii) as to which any objection to its allowance has been settled, waived through payment, or withdrawn, or has been denied by a Final Order, (iii) that has been allowed by a Final Order, (iv) as to which the liability of the Debtor, and the amount thereof, are determined by Final Order of a court of competent jurisdiction other than the Court, or (v) that is expressly allowed in a liquidated amount in the Plan.

"Allowed Administrative Claim" means an Administrative Claim as to which a timely request for payment has been made in accordance with the Plan or other Administrative Claim, in each case as to which the Debtor (a) has not interposed a timely objection or (b) has interposed a timely objection and such objection has been settled, waived through payment, or withdrawn, or has been denied by a Final Order.

"BofA Allowed Secured Claim" means the Secured Claim of BofA in an amount equal to the value of the Collateral as valued (i) by agreement of the parties; or
(ii) pursuant to Court order.

"Capital Lease Claims" means all obligations of the Debtor under or related to certain transactions for equipment.

"Case Interest Rate" means the federal judgment rate provided in 28 U.S.C. ' 1961 in effect on the Petition Date compounded annually on each anniversary of the Petition Date.

"Chapter 11 Case" means the case under Chapter 11 of the Bankruptcy Code commenced by the Debtor, or substantively consolidated with the Debtor, styled In re Trend-Lines, Inc., Case No. 00-15431, currently pending in the Court.

"Claim" means a claim against the Debtor, whether or not asserted, as defined in
Section 101(5) of the Bankruptcy Code.

"Class" means a category of holders of Claims or Equity Interests, as described in Article II of the Plan.

"Confirmation Date" means the date of entry of the Confirmation Order by the Clerk of the Court.

"Confirmation Order" means the order of the Court confirming the Plan pursuant to Section 1129 of the Bankruptcy Code.

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"Distribution Date" means the date, occurring as soon as practicable after the
Effective Date, upon which distributions are made by Reorganized Trend-Lines or the Disbursing Agent to holders of Allowed Administrative Claims, Allowed Priority Tax Claims, and Allowed Claims in Classes 1 through 5.

"Effective Date" means the date on which the conditions specified in Article XI.B. of the Plan have been satisfied or waived as provided in Article XI.C of the Plan.

"Equity Interest" means (i) the interest of any holder of equity securities of Trend-Lines represented by any issued and outstanding shares of Common Stock whether or not transferable and (ii) any option, warrant or right, contractual or otherwise, to acquire or receive any such interest.

"Estate" means the estate of the Debtor in the Chapter 11 Case created pursuant to Section 541 of the Bankruptcy Code.

"Final Order" means an order or judgment, the operation or effect of which has not been stayed or reversed, and as to which order or judgment the time to appeal or seek review or rehearing has expired and as to which no appeal or petition for review or rehearing was filed or, if filed, remains pending.

"Old Equity Securities" means, collectively, the Common Stock and any and all options, rights and warrants to convert into or purchase the foregoing.

"Person" means any individual, corporation, partnership, association, limited liability company, organization, joint stock company, joint venture, estate, trust, governmental unit or any subdivision thereof, official or unofficial committee, and any other entity.

"Petition Date" means August 11, 2000, the date on which the Debtor filed its petition for reorganization relief, commencing the Chapter 11 Cases.

"Priority Tax Claim" means a Claim that is entitled to priority pursuant to
Section 507(a)(8) of the Bankruptcy Code.

"Professional" means any professional employed in the Chapter 11 Cases pursuant to Sections 327, 328 or 1103 of the Bankruptcy Code.

"Professional Fee Claim" means a Claim of a Professional for compensation or reimbursement of costs and expenses relating to services incurred after the Petition Date and prior to and including the Confirmation Date.

"Reorganized Trend-Lines" means Trend-Lines or any successor thereto by merger, consolidation or otherwise on an after the Effective Date.

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"Secured Claim" means a Claim that is secured by a Lien upon property, or the proceeds of the sale of such property, in which the Debtor has an interest, to the extent of the value, as of the Effective Date or such later date as is established by the Court, of such Lien as determined by a Final Order of the Court pursuant to Section 506 of the Bankruptcy Code or as otherwise agreed upon in writing by the Debtor or Reorganized Trend-Lines and the holder of such Claim.

                 Classification and Treatment of Administrative
                    Claims, Professional Fee Claims, Priority
               Tax Claims, Classified Claims, and Equity Interests

A.       Introduction

         All Claims and Equity Interests, except Administrative Claims, Professional Fee Claims and Priority Tax Claims, are placed in the classes set forth below. A Claim or Equity Interest is placed in a particular class only to the extent that the Claim or Equity Interest falls within the description of that class, and is classified in other classes to the extent that any portion of the Claim or Equity Interest falls within the description of such other classes. A claim is also placed in a particular class for the purpose of receiving distributions pursuant to the Plan only to the extent that such claim is an Allowed Claim in that class and such Claim has not been paid, released or otherwise settled prior to the Effective Date.

         In accordance with Section 1123(a)(1) of the Bankruptcy Code, Administrative Claims, Professional Fee Claims and Priority Tax Claims, as described below, have not been classified.

B.       Classified Claims And Equity Interests

1. Class 1 - BofA Secured Claims: Class 1 is composed of the allowed Secured Claim of Bank of America, N.A, as agent for a group of pre-petition lenders comprised of Bank of America, N.A., Foothill Capital Corporation, and Transamerica Business Credit Corporation, pursuant to a certain Amended and Restated Loan and Security Agreement dated February 23, 1999 entered into among Bank of America, N.A., the pre-petition lenders, and Trend-Lines.

         Class 1 shall be paid as of the closing of a certain Exit Financing Facility, in accordance with the commitment and term sheet, attached as an exhibit to the Disclosure Statement.

2. Class 2 - Other Secured Claims: Class 2 is composed of any allowed Secured Claim other than Class 1 claims.

         Class 2 claims shall be paid prior to, or upon, the Effective Date. At the option of the Debtor, with the consent of the Committee, the holders of Class 2 claims shall receive: (a) some or all of the collateral securing such claim; (b) cash in an amount (not to exceed the allowed amount of such claim) equal to the proceeds actually realized from the sale of any collateral securing such claim, less the actual costs and expenses of disposing of such collateral; or (c) such other treatment as may be agreed upon by the Debtor and the Committee and the holders of such Class 2 claims.

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         In the event that the Debtor sells collateral securing such Class 2 claim, or abandon such collateral, all expenses relating thereto, including but not limited to transportation, shipping, decommissioning and storage expenses, shall be borne by the holder of such Class 2 claim. If the value of the collateral securing a Class 2 claim is less than the total amount of such claim, the difference shall be treated as a Class 4 claim.

         In the event that a party to a Capital Lease Claim objects to the amendment of such Capital Lease Claim, Reorganized Trend-Lines expressly reserves the right to (i) move to reject any Capital Lease Claim or (ii) file a complaint seeking to recharacterize any Capital Lease Claim as a secured financing and not a true lease

3. Class 3 - Other Priority Claims: Class 3 is composed of any allowed claim entitled to priority pursuant to Section 507(a) of the Bankruptcy Code, other than an Administrative Claim, Professional Fee Claim or Priority Tax Claim.

         Reorganized Trend-Lines shall pay to each holder of a Class 3 claim cash in an amount equal to its claim. Class 3 claims will be paid upon the later of the Effective Date or the date upon which such claims become Class 3 claims (or as soon thereafter as is practicable).

4. Class 4 - Convenience Claims: Class 4 is composed of any allowed claim that is (a) equal to or less than $2,000 or (b) reduced to $2,000 pursuant to the election by the holder of such claim.

         Each holder of a Class 4 claim shall receive a cash distribution equal to twenty-five percent (25%) of such claim. Class 4 claims will be paid on the later of the Effective Date or 30 days after the date on which such claims become a Class 4 claim (or as soon thereafter as practicable).

5. Class 5 - General Unsecured Claims: Class 5 is composed of any allowed claim that is not a claim of Class 1, Class 2, Class 3, Class 4, Administrative Claim, Professional Fee Claim, or Priority Tax Claim.

         Each holder of a Class 5 claim will receive its pro rata share, based upon the principal amount of each holder's Class 5 claim, of (i) a cash distribution of $2,000,000 on January 15, 2002, and (ii) a stock distribution of 5,280,000 shares of common stock out of the 7,500,000 shares of common stock of Reorganized Trend-Lines, $.01 per value per share, authorized under Reorganized Trend-Lines certificate of incorporation on the Effective Date. The Plan will therefore result in an initial cash dividend to holders of Class 5 claims of approximately four percent (4%) and a stock dividend of approximately 106 shares per $1,000 of debt for the holders of Class 5 claims.

6. Class 6 - Common Stock Equity Interests And Claims: Class 6 is composed of the interests or claims of holders of equity securities of Trend-Lines and any option, warrant or right, contractual or otherwise, to acquire or receive any such interest which arising under the common stock of Trend-Lines authorized as of the Petition Date, and any and all options, rights and warrants to convert into or purchase any of the foregoing.

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         Under the Plan, the holders of common stock in the Debtor will have their shares cancelled and will not otherwise be entitled to any distributions.

C.       Unclassified Claims

1. Administrative Claims: Except as otherwise provided in the Plan, each holder of an Allowed Administrative Claim shall receive either: (i) cash equal to the unpaid portion of such Allowed Administrative Claim; or (ii) such other treatment as to which the Debtor and such holder shall have agreed upon in writing. If an Allowed Administrative Claim represents a liability incurred by the Debtor in the ordinary course of business during the Chapter 11 Cases, such claim shall be paid in the ordinary course of business in accordance with the terms and conditions of any agreements relating thereto. On or before the Effective Date, the Debtor shall pay or have paid in cash in full all Allowed Administrative Claims for fees payable pursuant to 28 U.S.C. '1930 and fees payable to the Court. All fees payable pursuant to 28 U.S.C. '1930 after the Effective Date shall be paid by Reorganized Trend-Lines.

2. Professional Fee Claims: All Persons which are awarded compensation or reimbursement of expenses by the Court shall be paid in full, in cash, the amounts allowed by the Court (a) on or as soon as reasonably practicable following the later to occur of (i) the Effective Date and
         (ii) the date on which the Court order allowing such Claim becomes a Final Order, or (b) upon such other terms as may be mutually agreed upon between such holder of an Allowed Professional Fee Claim and Reorganized Trend-Lines.

3. Priority Tax Claims: Each holder of an Allowed Priority Tax Claim shall receive one of the following: (i) Cash equal to the unpaid portion of such Allowed Priority Tax Claim; (ii) In the sole discretion of the Debtor, deferred cash payments over a period not exceeding six years after the date of assessment of such claim in an aggregate principal amount equal to the amount of such claim, plus interest on the unpaid portion thereof at the Case Interest Rate, (iii) In the sole discretion of the Debtor, deferred cash payments in five (5) equal monthly payments, commencing within thirty (30) days of the Effective Date, in an aggregate principal amount equal to the amount of such claim, plus interest on the unpaid portion thereof at the Case Interest Rate; or
         (iii) Such other treatment as to which the Debtor and such holder shall have agreed upon in writing. The Debtor reserves the right to pay any Allowed Priority Tax Claim, or any remaining balance of any such claim, in full at any time on or after the Distribution Date without premium or penalty. Pending satisfaction of Allowed Priority Tax Claims, each holder of such claim shall be enjoined from asserting any claims or taking any actions to assess or recover from officers or directors of either the Debtor or Reorganized Trend-Lines.

         Attached to this Current Report on Form 8-K as Exhibit 2.1 is a copy of the Order Confirming First Amended Joint Reorganization Plan of Trend-Lines, Inc. and the Official Committee of Unsecured Creditors. Also attached as Exhibit
2.2 is the First Amended Joint Reorganization Plan of Trend-Lines, Inc. and the Official Committee of Unsecured Creditors and attached as Exhibit 2.3 is the Joint Motion to Approve Nonmaterial Modification to First Amended Joint Reorganization Plan of Trend-Lines, Inc. and the Official Committee of Unsecured Creditors. The First Amended Disclosure Statement with Respect to First Amended Joint Reorganization Plan of Trend-Lines, Inc. and the Official Committee of Unsecured Creditors is attached hereto as Exhibit 2.4.

         As of the date hereof, (i) 5,640,000 shares of common stock of Woodworkers Warehouse are issued and outstanding, (ii) 1,500,000 shares are reserved for issuance under an Employee Stock Plan to be implemented by Woodworkers Warehouse as the reorganized debtor and (iii) 360,000 shares of common stock are reserved for issuance pursuant to employment agreements in accordance with the Plan.

         Information as to the assets and liabilities of Trend-Lines as of the date of the Plan is included in the Plan as attached in Exhibit 2.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


 (c)   Exhibits.

2.1 -    Order Confirming First Amended Joint Reorganization Plan of
                  Trend-Lines, Inc. and the Official Committee of Unsecured Creditors, dated as of October 17, 2001.

2.2 -    First Amended Joint Reorganization Plan of Trend-Lines, Inc. and the
                  Official Committee of Unsecured Creditors, dated as of September 7, 2001.

2.3 -    Joint Motion to Approve Nonmaterial Modification to First Amended Joint
                  Reorganization Plan of Trend-Lines, Inc. and the Official Committee of Unsecured Creditors, dated as of October 11, 2001.

2.4 -    First Amended Disclosure Statement with Respect to First Amended Joint
                  Reorganization Plan of Trend-Lines, Inc. and the Official Committee of Unsecured Creditors, dated as of September 7, 2001.

3.1 -    Certificate of Incorporation of Woodworkers Warehouse, filed as an exhibit to Woodworkers Warehouse's Form 8-A as filed with the Securities and Exchange Commission on October 30, 2001, and incorporated herein by reference.

3.2 -    By-Laws of Woodworkers Warehouse, Inc., filed as an exhibit to
                  Woodworkers Warehouse's Form 8-A as filed with the Securities and Exchange Commission on October 30, 2001, and incorporated herein by reference.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: October 30, 2001

                                   WOODWORKERS WAREHOUSE, INC.

                                   Registrant



                                   By: /s/ Walter Spokowski
                                      ----------------------
                                      Walter Spokowski
                                      Chief Executive Officer

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EXHIBIT INDEX


2.1 -    Order Confirming First Amended Joint Reorganization Plan of
                  Trend-Lines, Inc. and the Official Committee of Unsecured Creditors, dated as of October 17, 2001.

2.2 -    First Amended Joint Reorganization Plan of Trend-Lines, Inc. and the
                  Official Committee of Unsecured Creditors, dated as of September 7, 2001.

2.3 -    Joint Motion to Approve Nonmaterial Modification to First Amended Joint
                  Reorganization Plan of Trend-Lines, Inc. and the Official Committee of Unsecured Creditors, dated as of October 11, 2001.

2.4 -    First Amended Disclosure Statement with Respect to First Amended Joint
                  Reorganization Plan of Trend-Lines, Inc. and the Official Committee of Unsecured Creditors, dated as of September 7, 2001.